UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 7, 2005


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
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                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)



                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
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                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 10, 2005, Nexen Inc. (the "Company") closed the issuance and sale of $250,000,000 aggregate principal amount of 5.20% notes due 2015 (the "5.20% Notes") and $790,000,000 aggregate principal amount of 5.875% notes due 2035 (the "5.875% Notes", and, together with the 5.20% Notes, the "Notes").

The offering of the Notes is described in the Company's prospectus supplement dated March 7, 2005 to the Company's prospectus dated October 16, 2003 (as amended December 16, 2003) filed with the Securities and Exchange Commission on March 8, 2005. The Notes were issued pursuant to the Company's existing shelf registration statement.

In connection with the issuance and sale of the Notes, the Company and CIBC Mellon Trust Company , as trustee, entered into a fifth supplemental indenture dated March 10, 2005 to the trust indenture, dated as of April 28, 1998 (as amended from time to time) between such parties (the "Supplemental Indenture").

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 of this report is incorporated into this
Item 2.03 by reference as though set forth fully herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         10.1     The Supplemental Indenture.

         99.1 Press Release dated March 10, 2005 "Nexen Prices Offering of US$1.04 billion of 10-year and 30-year Senior Notes."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 11, 2005

                                              NEXEN INC.


                                              By: /s/ Una Power
                                                  ---------------------------
                                              Name:   Una Power
                                              Title:  Treasurer